EXHIBIT 24


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of Catawba Valley Bancshares, Inc., and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints R. Steve Aaron and Marty Lowder, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) Registration Statement on Form S-8 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the shares of common stock of Catawba Valley Bancshares, Inc., $1.00 par value per share, to be issued in connection with the issuance of shares upon the exercise of options pursuant to the Catawba Valley Bancshares, Inc. 1996 Incentive Stock Option Plan and 1997 Nonqualified Stock Option Plan for Directors, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statement, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Catawba Valley Bancshares, Inc. and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Catawba Valley Bancshares, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Catawba Valley Bancshares, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statement, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

          IN WITNESS WHEREOF, Catawba Valley Bancshares, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                     CATAWBA VALLEY BANCSHARES, INC.
                     (Registrant)


                     By: /s/ R. Steve Aaron
                         -------------------
                         R. Steve Aaron, President and Chief Executive Officer

Dated:    July 1, 1999


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

SIGNATURE                                 CAPACITY
---------                                 --------

/s/ R. Steve Aaron                        President and Chief Executive Officer
------------------------------
R. Steve Aaron

/s/ Marty Lowder                          Chief Financial Officer
------------------------------
Marty Lowder

/s/ Hal F. Huffman, Jr                    Director
------------------------------
Hal F. Huffman, Jr.

/s/ Robert P. Huntley                     Director
------------------------------
Robert P. Huntley

/s/ W. Steve Ikerd                        Chairman of its Board of Directors
------------------------------
W. Steve Ikerd

/s/ Robert T. King                        Director
------------------------------
Robert T. King

/s/ Pat M. Moss                           Director
------------------------------
Pat M. Moss

/s/ Cloyd Hugh Propst, Jr.                Director
------------------------------
Cloyd Hugh Propst, Jr.

/s/ Howard L. Pruitt                      Director
------------------------------
Howard L. Pruitt

/s/ William R. Sigmon, Jr.                Director
------------------------------
William R. Sigmon, Jr.


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